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Exhibit 10(t)(t)

HEWLETT-PACKARD COMPANY
2000 STOCK PLAN OPTION AGREEMENT

Director Name:	ID:

Grant Date:

Grant Price:

Number of shares granted:

Award Type:

Expiration Date:

Plan: 2000 Stock Plan

Vesting Schedule:

        THIS AGREEMENT, as of the Grant Date set forth above between HEWLETT-PACKARD COMPANY, a Delaware corporation ("HP"), and the Director, a director of HP, is entered into as follows:

WITNESSETH:

        WHEREAS, HP has established the Hewlett-Packard Company 2000 Stock Plan (the "Plan"), a copy of which has been made available to the Director and is made a part hereof; and

        WHEREAS, the Director has elected to receive a portion of his annual retainer in the form of an option under the Plan, as hereinafter set forth;

        NOW THEREFORE, the parties hereby agree that in consideration of services rendered and to be rendered, HP grants the Director an option (the "Option") to purchase the number noted above of its $0.01 par value HP common stock (the "Shares") upon the terms and conditions set forth herein.

1.
This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof.

2.
The Option price shall be the per Share price set forth above.

3.
This Option is not transferable by the Director otherwise than by will or the laws of descent and distribution, and is exercisable only by the Director during his lifetime. This Option may not be transferred, assigned, pledged, or hypothecated by the Director during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.
The Shares underlying this Option shall vest in full on the one-year anniversary of the Grant Date.

5.
This Option will expire ten (10) years from the date hereof on the expiration date set forth above, unless sooner terminated or canceled in accordance with the provisions of the Plan.

6.
This Option may be exercised by delivering to the Secretary of HP (or his delegate) a written notice stating the number of Shares as to which the Option is exercised (which notice must be accompanied by payment of the full Option price for such Shares), or by any other method HP has approved.

7.
All rights of the Director in this Option, to the extent that it has not been exercised, shall terminate upon the death of the Director (except as hereinafter provided). The Director may, by written notice to HP, designate one or more persons, including his legal representative, who shall by reason of the Director's death acquire the right to exercise all or a portion of the Director's Option. The person so designated must exercise this Option within the term of this Option set forth in paragraph 5. The person designated to exercise this Option after the Director's death shall be bound by the provisions of the Plan.

8.
The Director hereby designates the following person(s) as the one(s) who may exercise this Option after his death as provided above:

Name:	Relationship:
Name:	Relationship:

  The Director agrees that the designation above shall apply to this Option and all previous options granted to the Director under the Plan, and this designation shall supercede all previous designations, unless otherwise the Director indicates otherwise.

  The Director may change the above designation at any time by filing with the Secretary of HP (or his delegate) a written notice of change.

9.
The Director agrees to receive stockholder information, including copies of any annual report, proxy and Form 10-K, from the investor relations section of the HP web site at www.hp.com. The Director acknowledges that additional copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to HP's Secretary (or his delegate).

        IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate the day and year first above written.

HEWLETT-PACKARD COMPANY
By

Mark V. Hurd Chief Executive Officer and President
By

Michael J. Holston Executive Vice President, General Counsel and Secretary
Signed:

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  Exhibit 10(t)(t)
HEWLETT-PACKARD COMPANY 2000 STOCK PLAN OPTION AGREEMENT
WITNESSETH